                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                              NEUROGEN CORPORATION
             (exact name of registrant as specified in its charter)

                               Delaware 22-2845714
                (state or other jurisdiction of (I.R.S. Employer
               incorporation or registration) Identification No.)

                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
              (address of principal executive offices and zip code)

      NEUROGEN CORPORATION 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PROGRAM
                            (full title of the plan)

                                Stephen R. Davis
                            Executive Vice President
                              Neurogen Corporation
                          35 Northeast Industrial Road
                           Branford, Connecticut 06405
                                 (203) 488-8201
                      (name, address and telephone number,
                   including area code, of agent for service)

                                   Copies to:
                           Donald B. Brant, Jr., Esq.
                         Milbank, Tweed, Hadley & McCloy
                             1 Chase Manhattan Plaza
                          New York, New York 10005-1413

                         CALCULATION OF REGISTRATION FEE

                                     Proposed             Proposed
  Title of                           maximum              maximum
 securities         Amount           offering            aggregate           Amount of
    to be            to be            price              offering           registration
 registered        registered       per share*            price*                fee
-----------        ----------       ----------          ----------          ------------

Common Stock,
par value $0.25
per share           200,000          $9.715             $1,943,000             $178.76

     *Estimated  solely for the purpose of calculating the  registration  fee in accordance  with Rule  457(h)  based  upon the  average of the high and low sale price of the Common Stock on August 15, 2002 as reported on the NASDAQ  National
Market.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

     This registration statement is filed for the purpose of registering 200,000 additional shares of Common Stock by Neurogen Corporation (the "Registrant") for
use in connection  with the Neurogen  Corporation  2000  Non-Employee  Directors
Stock Option Program.  In accordance with General Instruction E to Form S-8, the
Registrant   incorporates   by  reference  the  contents  of  the   Registrant's
Registration  Statement on Form S-8, File No. 333-46324,  filed on September 21,
2000.

ITEM 8. EXHIBITS.

EXHIBIT NO.     DESCRIPTION

     5.1  Opinion of Milbank, Tweed, Hadley & McCloy, Counsel to Registrant.

     23.1 Consent of PricewaterhouseCoopers, LLP, Independent Accountants.

     24.1 Powers of Attorney of Frank C. Carlucci, William H. Koster, Stephen R.
          Davis, John Simon,  Craig Saxton,  Robert N. Butler,  Suzanne Woolsey,
          Barry M. Bloom, Mark Novitch, Julian C. Baker and Felix J. Baker.

                                   SIGNATURES

     Pursuant  to  the  requirements  of  the  Securities  Act,  the  registrant certifies  that it has  reasonable  grounds to believe  that it meets all of the requirements  for  filing  on Form S-8 and has  duly  caused  this  Registration
Statement  to be  signed  on its  behalf  by  the  undersigned,  thereunto  duly authorized,  in the city of Branford, State of Connecticut,  on this 16th day of
August 16th, 2002.

                                           NEUROGEN CORPORATION

                                        By:/s/STEPHEN R. DAVIS
                                        -------------------------------------
                                           Stephen R. Davis
                                           Executive Vice President, Chief
                                           Business Officer and Secretary

     Pursuant to the  requirements  of the  Securities  Act,  this  Registration
Statement has been signed by the following  persons in the capacities and on the date indicated.

       SIGNATURE                    TITLE                              DATE
      -----------                  -------                            ------

            *
___________________________  Chairman of the Board               August 16, 2002
     Frank C. Carlucci         and Director

            *
___________________________   President, Chief Executive         August 16, 2002
    William H. Koster          Officer, Vice Chairman of the
                               Board and Director
                               (Principal Executive
                               Officer)

  /S/ STEPHEN R. DAVIS
___________________________   Executive Vice President,          August 16, 2002
     Stephen R. Davis          Chief Business Officer,
                               Secretary and Director
                               (Principal Financial
                               and Accounting Officer)

            *
___________________________  Director                            August 16, 2002
        John Simon

            *
___________________________   Director                           August 16, 2002
   Craig Saxton, M.D.

            *
___________________________  Director                            August 16, 2002
  Robert N. Butler, M.D.

            *
___________________________  Director                            August 16, 2002
 Suzanne H. Woolsey, Ph.D.

            *
___________________________  Director                            August 16, 2002
   Barry M. Bloom, Ph.D.

            *
___________________________  Director                            August 16, 2002
    Mark Novitch, M.D.

            *
___________________________  Director                            August 16, 2002
     Julian C. Baker

            *
___________________________  Director                            August 16, 2002
   Felix J. Baker, Ph.D.

 /S/ STEPHEN R. DAVIS
*By:_____________________________________________________
Stephen R. Davis, Attorney-in-Fact

                                                                     EXHIBIT 5.1

                                                                 August 16, 2002

Neurogen Corporation
35 Northeast Industrial Road
Branford, CT 06405

Dear Sirs:

     We  refer to the  Registration  Statement  on Form  S-8 (the  "Registration
Statement") which Neurogen Corporation,  a Delaware corporation (the "Company"), proposes to file with the Securities and Exchange  Commission for the purpose of registering  under the  Securities  Act of 1933, as amended,  200,000  shares of
Common Stock of the Company,  par value $.025 per share (the "Shares")  pursuant to the Neurogen  Corporation  2000  Non-Employee  Directors Stock Option Program
(the "Program"). In connection with the foregoing registration, we have acted as counsel for the Company, and as such counsel, we are familiar with the corporate proceedings  taken by the Company in connection with the  authorization and sale of the Shares and with the provisions of the Program,  in accordance  with which the sales of the Shares are to be made, in the form incorporated by reference as an exhibit to the Registration Statement.

     We have examined  originals,  or copies certified to our  satisfaction,  of such  corporate  records  of the  Company,  agreements  and  other  instruments, certificates of public officials,  certificates of officers and  representatives of the Company and other  documents as we have deemed it necessary to require as a basis for the opinions  hereinafter  expressed.  In such  examination  we have assumed the  genuineness of all  signatures,  the  authenticity of all documents submitted to us as originals,  the conformity with the original documents of all documents  submitted to us as copies and the  authenticity  of the  originals of such latter documents. As to various questions of fact material to such opinions we have,  when relevant facts were not  independently  established,  relied upon certifications  by officers of the  Company  and other  appropriate  persons and statements contained in the Registration Statement.

     Based upon the foregoing,  and having regard to legal  considerations which we  deem  relevant,  we are of the  opinion  that  the  Shares  have  been  duly authorized  and,  when  certificates  representing  the  Shares  shall have been executed in facsimile by proper  officers of the Company,  authenticated  by the transfer  agent and  registrar  for the Shares,  delivered  to persons  entitled thereto  pursuant to the Program in  accordance  with the terms thereof and paid for at the prices  specified  therein,  the Shares  will have been  legally  and validly issued, fully paid and nonassessable.

     We hereby  consent  to the filing of this  opinion  as  Exhibit  5.1 to the
Registration Statement.

                                                               Very truly yours,

                                           Milbank, Tweed, Hadley & McCloy LLP

                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the  incorporation  by reference in this  Registration
Statement  on Form S-8 (No.  333-46324)  of our report  dated  February 15, 2002 relating to the financial statements of Neurogen  Corporation,  which appears in
Neurogen  Corporation's  Annual Report on Form 10-K for the year ended  December
31, 2001.

PricewaterhouseCoopers LLP
Hartford, Connecticut
August 16, 2002

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                  /s/ FELIX J. BAKER
                                                    ----------------------------
                                                        Felix J. Baker

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ JOHN SIMON
                                                    ----------------------------
                                                       John Simon

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ ROBERT N. BUTLER, M.D.
                                                    ----------------------------
                                                       Robert N. Butler, M.D.

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ BARRY M. BLOOM
                                                    ----------------------------
                                                        Barry M. Bloom

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ MARK NOVITCH
                                                    ----------------------------
                                                        Mark Novitch

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ SUZANNE H. WOOLSEY
                                                    ----------------------------
                                                        Suzanne H. Woolsey

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ JULIAN C. BAKER
                                                    ----------------------------
                                                        Julian C. Baker

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ FRANK C. CARLUCCI
                                                    ----------------------------
                                                        Frank C. Carlucci

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ CRAIG SAXTON
                                                    ----------------------------
                                                        Craig Saxton

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ WILLIAM H. KOSTER
                                                    ----------------------------
                                                        William H. Koster

                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     KNOW ALL YE BY THESE  PRESENTS,  that the  undersigned  does  hereby  make, constitute and appoint each of William H. Koster and Stephen R. Davis his or her attorney-in-fact  and agent with full power of substitution  and  resubstitution for and in his or her  name,  place and  stead,  in any and all  capacities,  to execute for and on his or her behalf a  Registration  Statement  pursuant to the
Securities  Act of  1933,  as  amended,  on Form  S-8  relating  to the sale and issuance of 200,000  shares of Neurogen  Corporation  Common Stock in respect of the Neurogen  Corporation 2000 Non-Employee  Directors Stock Option Program (the
"Program"),  to be so  registered  and any and all  amendments  to the foregoing
Registration  Statement on Form S-8,  which  amendments may make such changes in
the  Registration   Statement  on  Form  S-8  as  such  attorney-in-fact   deems
appropriate,  and any other documents and instruments incidental thereto, and to file the  same,  with all  exhibits  thereto  and all  documents  in  connection therewith,  with the  Securities  and Exchange  Commission  and the NASDAQ Stock
Market,  granting unto said attorney-in-fact and agent, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully to all  intents  and  purposes as the undersigned  might or could do in person,  hereby  ratifying and  confirming all that said  attorney-in-fact and agent, or his substitutes or substitutions,  may lawfully do or cause to be done by virtue hereof.

     IN WITNESS  WHEREOF,  the  undersigned  has executed this Power of Attorney this 16th day of August, 2002.

                                                    /s/ STEPHEN R. DAVIS
                                                    ----------------------------
                                                        Stephen R. Davis